Exhibit 99.2
Global. Connected. Sustainable. 3Q25 FINANCIAL RESULTS October 23, 2025 The meeting place for companies, technologies and data

Executing on Key Strategic Priorities
Positioned for Long-Term Sustainable Growth

Platform DIGITAL®

5,000+ Customers	231,000+ Cross Connects
50+ Metros	300+ Data Centers

Coverage
Deploy Where You Need

Capacity
Host What You Need, How You Need

Connectivity
Connect How You Need to Whom You Need

Control
Implement and Operate the Way You Need

1 Strengthen Our Customer Value Proposition

$201M
Total Bookings at 100% share

9%
Y/Y Growth in Data Center Revenue

$1.89
CFFO per Share[1] Record

2 Innovate & Integrate for Our Customers

Digital Realty Innovation Lab

Partnerships with AMD, Cisco, CommScope, Lenovo, Supermicro, ePlus and Zenlayer



3 Diversify and Bolster Capital Sources

~$7B
Liquidity at the end of 3Q25

>$15B
JV and Fund Capital Available for Hyperscale Data Center Development

DIGITAL REALTY

Note: As of September 30, 2025. Includes investments in unconsolidated entities.
1) Core FFO per share is a non-GAAP financial measure. For a reconciliation of this measure to the nearest GAAP equivalent, see the Appendix. Net Income per share for 3Q25 is $0.15.

3Q25 Financial Results 2

3 Offering a Global Data Center Platform Capacity in Major Metros to Meet Growing Customer Demand Global Capacity 730 MW under construction 3Q25 Financial Results 51 MW delivered in 3Q 50 MW net new starts in 3Q ~2,890 MW in-place IT capacity Note: As of September 30, 2025. 1) Buildable IT Capacity is the sum of the following: Land, Shell, and Data Center under Construction.

Note: As of September 30, 2025. Totals reflect Consolidated and Unconsolidated facilities at 100% Share. Totals may not add due to rounding. 4 >5 GW Future Development Capacity = >25MWs and <100 MWs of Buildable Capacity = <25MWs of Buildable Capacity = >100MWs of Buildable Capacity Development Capacity For Growing AI Workloads and Digital Economy >5 G Future Development Capacity W 52% 36% 12% >100 MW < 100 MW and > 25 MW < 25 MW CAPACITY BLOCKS 3Q25 Financial Results

3Q25 Financial Results 5 Enabling the Meeting Place Second Highest Quarter of 0-1MW + Interconnection Bookings 156 New Logos Added $85M 3Q Bookings from 0-1MW + IX 3Q25 Results 52% of total 3Q bookings from 0-1 MW + IX

Note: As of September 30, 2025. 3Q25 Financial Results 1) Most recent Energy Star Partner of the Year – Sustained Excellence Award received in 2024. • 1.7 GW contracted renewable capacity • 75% renewable energy globally • 185 sites matched with 100% renewable, including Europe, New Jersey, Texas, San Francisco, and Sydney markets • Expanded HVO diesel to 20 global sites and 17% of our global portfolio by IT capacity More green building certified IT capacity than any other data center provider • ENERGY STAR Partner of the Year(1) ; 69% of U.S. operating portfolio ENERGY STAR certified • Top 10 in the U.S. EPA Green Power Partnership • 42% of our irrigation and cooling needs came from non-potable water sources • Swiss Datacenter Efficiency Association (SDEA) certification for 100% of Zurich portfolio Leading the data center industry in green bonds Renewable Energy Leading data center purchaser of renewable energy • 1.3 GW-IT global operating portfolio has a sustainable building certification • 61% of certifications are gold level and above Green Buildings Resource Efficiency Green Bonds More Energy Star certifications than any other data center provider • $7.2B in aggregate principal amount of green bonds issued • Allocated 100% of Sep 2024 green bond to six data center projects • Sustainability-linked credit facility refinanced and upsized to $4.5B • Executed first data center industry green bond Leading Data Center Partner for Sustainability Building, Powering, and Operating More Sustainable Data Centers 6

3Q25 Financial Results 3Q25 Financial Results 7

Note: Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 3Q25 BOOKINGS AT DLR SHARE HISTORICAL BOOKINGS AT DLR SHARE ANNUALIZED GAAP BASE RENT Strong Demand $ in millions Environment 0-1 MW $64.9M 40% of total bookings INTERCONNECTION $19.6M 12% of total bookings >1 MW $76.1M 47% of total bookings OTHER(1) $1.1M >1% of total bookings TOTAL BOOKINGS $161.8M 3Q25 Financial Results 8 2021 2022 2023 2024 YTD 2025 $200 $400 $600 $800 0-1MW (Left y-axis) Interconnection (L) >1 MW (Right y-axis) Other(1) (R) • Second Highest Signings in 0-1MW+ IX Category • Record IX Bookings • $201M Bookings at 100% Share $75 $150 $225 $300

Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Historical backlog adjusted for asset sales and purchases, joint venture and fund contributions and other non-material reconciling items. 3) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog, at Share Unconsolidated Entities Backlog, at DLR Share COMMENCEMENT TIMING (3) $ in millions 3Q25 Financial Results 9 $577M $147M $123M $602M $826M $162M $137M $852M 2Q25 Backlog Signed Commenced 3Q25 Backlog (2) • Backlog Represents >20% of In-place Annualized Rent • 85% of Backlog Expected to Commence through 2026 Multi-Year Backlog Enhances Visibility $126M $361M $114M $602M $165M $555M $132M $852M 2025 2026 2027+ 3Q25 Backlog

Robust Pricing Environment Renewal Spreads Increase Q/Q 3Q25 RENEWAL SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL 72% of total renewals 25% of total renewals 3% of total renewals Signed renewals representing $192 million of annualized rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 4.4% 19.9% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Signed renewals amounts represent cash annualized rental revenue. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 4.2% CASH GAAP CASH 35.8% 11.2% CASH 17.5% GAAP 8.0% CASH 11.5% GAAP 3Q25 Financial Results 10 • >1MW Spreads Drive Upside from Healthy 0-1MW • Guidance for Cash Renewal Spreads Increased

Revenue Exposure by Currency Currency Tailwinds 2% 5% 23% 6% 50% <1% 2% 6% 2025E $7.35 / Sh 1% SOFR +/- 100bps +0% GBP +/- 10% 2% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1) As of September 30, 2025. Includes Digital Realty’s share of revenue from unconsolidated entities. 2) Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 3Q25 Financial Results 11 2% <1% • Local Operations Funded in Local Currencies Act as a Natural Hedge • 2% per share benefit in 3Q25 from FX tailwinds <1% <1% 3Q24 3Q25 U.S. DOLLAR INDEX SGD 6% USD EURO ZAR GBP 23% 6% 5% OTHER <1% CHF 50% 2% 2% BRL CAD 2% JPY 2% <1% <1% <1% 2% Oct-25 <1% <1% 85 90 95 100 105 110 115 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 <1% <1%

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF SEPTEMBER 30, 2025 (1)(2) (U.S. $ in billions) Note: As of September 30, 2025. 1) Includes Digital Realty’s pro rata share of unconsolidated entities’ loans and debt securities. 2) Assumes exercise of extension options. 3) Includes impact of cross-currency swaps. DEBT PROFILE 96% Unsecured Unsecured Secured 84% Non-USD Euro USD GBP Other 91% Fixed Fixed Floating 3Q25 Financial Results (3) 4.5 YEARS Weighted Avg. Maturity (1)(2) 12 2.8% Weighted Avg. Coupon (1)(3) $0.0 $1.8 $1.9 $3.0 $3.1 $3.7 $1.8 $2.0 $1.2 $2.0 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Unsecured Credit Facilities Unsecured Convertible Notes Unsecured Green Senior Notes - EUR Unsecured Green Senior Notes - CHF Other Unsecured Debt Unsecured Senior Notes - CHF Euro Term Loan Unsecured Senior Notes - GBP Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - EUR € R € ₣ ¥ $ ¥ $ € R$ $ € ¥ R$ S R$

2025 Financial Guidance Update

Improving Core Growth

	As of Feb. 13, 2025	As of July 24, 2025	As of Oct. 23, 2025	Better/Worse
Total Revenue	$5,800 – $5,900	$5,925 – $6,025	$6,025 – $6,075	▲
Adjusted EBITDA[(1)]	$3,100 – $3,200	$3,200 – $3,300	$3,300 – $3,350	▲
Rental Rates on Renewal Leases *(Cash)*	4.0% – 6.0%	5.0% – 6.0%	5.75% – 6.25%	▲
Year-End Portfolio Occupancy	+100 – 200 bps	+100 – 200 bps	+100 – 200 bps	⧓
Same-Capital Cash NOI Growth[(1) (2)]	3.5% – 4.5%	3.5% – 4.5%	4.25% – 4.75%	▲
Core FFO per Share[(1)]	$7.00 – $7.10	$7.15 – 7.25	$7.32 – $7.38	▲
Constant Currency Core FFO per Share[(1)]	$7.05 – $7.15	$7.10 – 7.20	$7.25 – $7.30	▲

Note: Dollars in millions except Core FFO per Share. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, as it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, such as debt issuances, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

1) Adjusted EBITDA, Same-Capital Cash NOI Growth, Core FFO Per Share, and Constant-Currency Core FFO per Share are non-GAAP financial measures. For definitions and reconciliation of these measures to their nearest GAAP equivalents, see the Appendix.
2) Presented on a constant currency basis.

DIGITAL REALTY

3Q25 Financial Results 13

14 Diversifying and Bolstering Capital Sources Strengthening Customer Value Proposition Innovating and Integrating Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth • Record IX Bookings • Strong $85M 0-1MW + IX Bookings • $201M Bookings at 100% Share • Launched Digital Realty Innovation Lab • Partnered With Dell and DXC to Accelerate Enterprise AI • Launched First Quantum-AI Data Center in NYC with Oxford Quantum Circuits • Record Core FFO per Share and Double-Digit Revenue Growth • >$15B of Capital Available For Hyperscale Development • Sold Non-Core Assets 3Q25 Financial Results Successful 3Q25 Initiatives Note: Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix.

Appendix 3Q25 Financial Results 15

Appendix Management Statements on Non-GAAP Measures 3Q25 Financial Results 16 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or Nareit, in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gain (loss) from the disposition of real estate assets, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), our share of unconsolidated JV real estate related depreciation & amortization, net income (loss) attributable to noncontrolling interests in operating partnership, and reconciling items related to noncontrolling interests. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenue adjustments, (ii) transaction and integration expenses, (iii) loss on debt extinguishment and modifications, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration and legal expenses, (vi) gain/loss on FX and derivatives revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate Core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ Core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss on debt extinguishment and modifications, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, (i) unconsolidated entities real estate related depreciation & amortization, (ii) unconsolidated entities interest expense and tax expense, (iii) severance, equity acceleration and legal expenses, (iv) transaction and integration expenses, (v) gain (loss) on sale / deconsolidation, (vi) provision for impairment, (vii) other non-core adjustments, net, (viii) noncontrolling interests, (ix) preferred stock dividends, and (x) gain on / issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain (loss) on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2023 with less than 5% of total rentable square feet under development and excludes buildings that were undergoing, or were expected to undergo, development activities in 2024-2025, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers are adjusted to reflect the current same-capital pool).

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; data center expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; access to power; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; increased tariffs, global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; the impact on our customers’ and our suppliers’ operations during an epidemic, pandemic, or other global events; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; our inability to retain data center space that we lease or sublease from third parties; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for U.S. federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for U.S. federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2024, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 3Q25 Financial Results 17

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q25 Financial Results 18 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended September 30, 2025 September 30, 2024 Net income available to common stockholders $ 57,631 $ 41,012 Adjustments: Noncontrolling interests in operating partnership 2,000 1,000 Real estate related depreciation and amortization (1) 487,182 449,086 Depreciation related to non-controlling interests (22,888) (19,746) Real estate related depreciation and amortization related to investment in unconsolidated entities 65,922 48,474 (Gain) on real estate transactions (19,780) 556 Provision for impairment - - FFO available to common stockholders and unitholders $ 570,067 $ 520,382 Basic FFO per share and unit $ 1.64 $ 1.56 Diluted FFO per share and unit $ 1.65 $ 1.55 Weighted average common stock and units outstanding Basic 347,301 334,103 Diluted 355,165 342,374 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 497,002 459,997 Non-real estate depreciation (9,820) (10,911) $ 487,182 $ 449,086 Three Months Ended September 30, 2025 September 30, 2024 FFO available to common stockholders and unitholders -- basic and diluted $ 570,067 $ 520,382 Weighted average common stock and units outstanding 347,301 334,103 Add: Effect of dilutive securities 399 373 Weighted average common stock and units outstanding -- diluted 347,700 334,476

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q25 Financial Results 19 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended September 30, 2025 September 30, 2024 FFO available to common stockholders and unitholders -- diluted $ 570,067 $ 520,382 Other non-core revenue adjustments (4,746) (4,583) Transaction and integration expenses 86,559 24,194 Loss from early extinguishment of debt - 2,636 Severance, equity acceleration and legal expenses 1,794 2,481 (Gain) / Loss on FX and derivatives revaluation 252 1,513 Other non-core expense adjustments 2,075 11,120 CFFO available to common stockholders and unitholders -- diluted $ 656,001 $ 557,744 CFFO impact of holding '24 Exchange Rates Constant (11,062) - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 644,939 $ 557,744 Diluted CFFO per share and unit $ 1.89 $ 1.67 Diluted Constant Currency CFFO per share and unit $ 1.85 $ 1.67

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q25 Financial Results 20 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended September 30, 2025 September 30, 2024 Net income available to common stockholders $ 57,631 $ 41,012 Interest 113,584 123,803 Loss from early extinguishment of debt - 2,636 Income tax expense (benefit) 11,695 12,427 Depreciation and amortization 497,002 459,997 EBITDA 679,912 639,875 Unconsolidated JV real estate related depreciation & amortization 65,922 48,474 Unconsolidated JV interest expense and tax expense 44,795 34,951 Severance, equity acceleration and legal expenses 1,794 2,481 Transaction and integration expenses 86,559 24,194 (Gain) / loss on sale of investments (19,780) 556 Provision for impairment - - Other non-core adjustments, net 2,523 8,642 Noncontrolling interests (4,099) (11,059) Preferred stock dividends, including undeclared dividends 10,181 10,181 (Gain) on redemption of preferred stock - - Adjusted EBITDA $ 867,807 $ 758,296

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q25 Financial Results 21 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Three Months Ended September 30, 2025 September 30, 2024 Rental revenues $ 738,157 $ 686,016 Tenant reimbursements - Utilities 244,830 230,725 Tenant reimbursements - Other 26,283 26,988 Interconnection and other 91,126 83,143 Total Revenue 1,100,396 1,026,872 Utilities 275,180 270,051 Rental property operating 199,350 175,037 Property taxes 41,001 35,844 Insurance 4,849 3,802 Total Expenses 520,380 484,734 Net Operating Income $ 580,016 $ 542,138 Less: Stabilized straight-line rent $ 5,920 $ 10,542 Above and below market rent 580 550 Same Capital Cash Net Operating Income $ 573,516 $ 531,046 Same Capital Cash NOI impact of holding '24 Exchange Rates Constant (14,968) - Constant Currency Same Capital Cash Net Operating Income $ 558,548 $ 531,046 Three Months Ended September 30, 2025 September 30, 2024 Total operating revenues $ 1,577,234 $ 1,431,214 less: Proforma disposition adjustment 750,939 (65,231) plus: Constant currency adjustment (11,062) - Total operating revenues (as adjusted) $ 2,317,111 $ 1,365,983

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]			$	60,377,303
Liquidation value of preferred equity[ii]				755,000
Total debt at balance sheet carrying value				18,225,434
Total Enterprise Value			$	79,357,737
Total debt / total enterprise value				23.0%
Debt-plus-preferred-to-total-enterprise-value				23.9%

(i) Market Value of Common Equity		
Common shares outstanding		343,041
Common units outstanding		6,203
Total Shares and Partnership Units		349,244
Stock price as of September 30, 2025	$	172.88
Market value of common equity	$	60,377,303

(ii) Liquidation value of preferred equity ($25.00 per share)	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000 [iv]

Net Debt/LQA Adjusted EBITDA

		QE 09/30/25
Total debt at balance sheet carrying value	$	18,225,434
Add: DLR share of unconsolidated joint venture debt		2,082,912
Add: Capital lease obligations, net		343,908
Less: Unrestricted cash		(3,714,693)
Net Debt as of September 30, 2025	$	16,937,561
Net Debt / LQA Adjusted EBITDA[iii]		4.9x

(iii) Adjusted EBITDA		
Net loss available to common stockholders	$	57,631
Interest expense		113,584
Loss from early extinguishment of debt		-
Taxes		11,695
Depreciation and amortization		497,002
EBITDA		679,912
Unconsolidated JV real estate related depreciation & amortization		65,922
Unconsolidated JV interest expense and tax expense		44,795
Severance accrual and equity acceleration and legal expenses		1,794
Transaction and integration expenses		86,559
(Gain) / loss on sale of investments		(19,780)
Provision for impairment		-
Other non-core adjustments, net		2,523
Noncontrolling interests		(4,099)
Preferred stock dividends		10,181
Adjusted EBITDA	$	867,807
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$	3,471,229

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)	QE 09/30/25
Total GAAP interest expense (including unconsolidated JV interest expense)	145,620
Add: Capitalized interest	32,923
GAAP interest expense plus capitalized interest	178,543
Debt Service Ratio	4.9x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)	QE 09/30/25
GAAP interest expense plus capitalized interest	178,543
Preferred dividends	10,181
Total fixed charges	188,724
Fixed charge ratio	4.6x

Unsecured Debt/Total Debt	QE 09/30/25
Global unsecured revolving credit facility	1,152,042
Unsecured term loans	438,933
Unsecured senior notes, net of discount	15,808,565
Secured debt, including premiums	825,894
Capital lease obligations, net	343,908
Total debt at balance sheet carrying value	18,569,342
Unsecured Debt / Total Debt	95.6%

Net Debt Plus Preferred/LQA Adjusted EBITDA	QE 09/30/25
Total debt at balance sheet carrying value	18,225,434
Less: Unrestricted cash	(3,714,693)
Capital lease obligations, net	343,908
DLR share of unconsolidated joint venture debt	2,082,912
Net Debt as of September 30, 2025	16,937,561
Preferred Liquidation Value [iv]	755,000
Net Debt plus preferred	17,692,561
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	5.1x

Note: For quarter ended September 30, 2025

DIGITAL REALTY

3Q25 Financial Results 22

Thank you